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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 26, 2007

CHASE MORTGAGE FINANCE CORPORATION (as Depositor under the Pooling and Servicing Agreement, dated as of April 1, 2007, providing for the issuance of ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates, Series 2007-2)

                          ChaseFlex Trust Series 2007-2
                         ------------------------------
                                (Issuing Entity)

                       Chase Mortgage Finance Corporation
                      -----------------------------------
                                   (Depositor)

                             Chase Home Finance LLC
                            -----------------------
                                    (Sponsor)

                       Chase Mortgage Finance Corporation
                      -----------------------------------
                                  (Registrant)

          Delaware                    333-141145                52-1495132
          --------                    ----------                ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     Of Incorporation)               File Number)            Identification No.)



   194 Wood Avenue South, 3rd Floor
          Iselin, New Jersey                                    08830
    (Address of Principal Executive                             -----
               Offices)                                       (Zip Code)

       Registrant's telephone number, including area code: (732) 205-0600

                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 8.01. Other Events
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     A Legal Opinion by Dechert LLP to be incorporated into the Registration Statement is attached hereto as Exhibit 8.1.

     Item 9.01. Financial Statements and Exhibits
                ---------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

         8.1 Opinion of Dechert LLP as to legality and certain tax matters.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MORTGAGE FINANCE
                                              CORPORATION


                                        By:        /s/ Bruce J. Friedman
                                           -------------------------------------
                                           Name:  Bruce J. Friedman
                                           Title: Vice President



Dated:  April 26, 2007

                                  EXHIBIT INDEX
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Exhibit No.       Description
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8.1               Opinion of Dechert LLP as to legality and certain tax matters.